Contract No: 2013109001021301

Trust Contract

between Zhongrong International Trust Co., Ltd. and

Hainan Shiner Industrial Co., Ltd.

on Stock Rights Usufruct

Grantor: HAINAN SHINY-DAY COLOR PRINTING PACKAGING CO., LTD
Legal Representative: Wu Xuesi
Correspondence Address: No. 6 Haide Road, Haikou Hainan
Postal Code: 570000
Tel: 13648656545                         Fax: 0898-68581513

Trustee: ZHONGRONG INTERNATIONAL TRUST CO. LTD
Legal Representative: LiuYang
Address: No.33 Songshan Road, Nangang District, Haerbin
Correspondence Address: Room 2301, Jingmao Centre, No.4028 Jintian Road, Futian District, Shenzhen
Postal Code: 518035
Tel: 0755-33969121                         Fax: 0755-33969177

The Grantor is desirous of creating a trust for the purpose and upon the terms and provisions hereinafter set forth. Accordingly, the Grantor hereby transfers and delivers unto the Trustee the usufruct of legally possessed property (rights).

Grantor and Trustee enter into this contract through consultation for mutual compliance.

Article I Definitions

1.1 Contract or Trust Contract is the contract < Trust Contract Between Zhongrong International Trust Co., Ltd and Hainan Shiner Industrial Co., Ltd on Stock Rights Usufruct> signed on _______ between Grantor and Trustee, Contract NO. is 2013109001021301.

1.2 Agreement or Bailment Agreement is the Agreement < Trust Capital Bailment Agreement between Zhongrong International Trust Co., Ltd and Hainan Shiner Industrial co., Ltd on Stock Rights Usufruct> ( Contract No. : 2013109001021301-03)

1.3 Investment Agreement: the Agreement < Investment Agreement between Zhongrong International Trust Co., Ltd and Hainan Shiner Industrial Co., Ltd on Stock Rights Usufruct> ( Contract No.: 2013109001021301-01) between Trustee, with the authorization of Grantor, and Investor.

1.4 Bailee: Bank with Trust Bank Account, here refers to ICBC Hainan Branch.

1.5 Property (rights): here refers to the 100% shares (underlying share rights) of Hainan Shiner Industrial Co., Ltd legally owned by Grantor.

1.6 Property (rights) Usufruct: the income rights of property (rights) during Trust Contract period.

Article II Purpose

2.1 Grantor makes its legally owned property (rights) usufruct Trust and Trustee will manage and dispose it according to the Trust Contract for the purpose of making benefits for Beneficiary. Trustee, as the representative of Grantor, will enter into investment contract with investor and make investor the beneficiary.

2.2 The investment capital will be used for the project construction of “Hainan Xiandai Packaging Industrial Park”( R&D devices purchase, R&D office building and related) , The investment capital should not be used for other purpose without the written permission from Trustee and Beneficiary.

Article III Trust

3.1 Trust Name: Trust Contract between Zhongrong International Trust Co., Ltd and Hainan Shiner Industrial Co., Ltd on Stock Rights Usufruct

3.2 Trust Property: Trustee shall manage the property usufruct since the establishment of trust contract and related property and interests from property usufruct management, disposition or others.

3.3 Usufruct values of Property (rights): total expected cash income of RMB _______ from the trust contract establishment date to __________. This value is adjusted by trust income.

3.4 Trust Period: This trust contract period is 3 years (36 months).

Article IV Trust Contract Establishment and Effectiveness

4.1 Trust shall come into effect if below requirements both were satisfied.

1) Trust contract comes into effectiveness and the property usufruct has been transferred to trustee;

2) Investor has transferred the investment capital to trust account according to the investment contract.

4.2 To secure the trust income and stipulated trust benefits in this trust contract, Grantor is willing to pledge Trustee to the underlying share rights and details refers to <Pledge Contract> (Contract No.: 2013109001021301-04)

4.3 To secure the trust income and stipulated trust benefits in this trust contract, Grantor is willing to pledge Trustee to the underlying share rights and details refers to <Pledge Contract> (Contract No.: 2013109001021301-05)

4.4 To secure the trust income and stipulated trust benefits in this trust contract, Hainan Xiandai Real Estate Holding Ltd makes its legally owns state owned land user of Maiyin economic community, Yehai Road, Haikou; Area: 65,225.99 m2; Serial No.: Haikou, state owned land (2009)002416) security guarantee. Details refer to <Guaranty Contract> (Contract No.: 2013109001021301-06)

Article V Trust Usufruct

5.1 Grantor will be the initial beneficiary when the trust contract comes to effectiveness.

5.2 Investor who signed the related <Investment Agreement> with Trustee will be the beneficiary of this Trust Contract and is entitled all usufruct of this Trust Contract.

5.3 Beneficiary of this Trust will be the beneficiary of this Trust Contract and entitled all Trust usufruct.

Article VI Trust Account

6.1 Trust Account Details
Account Name: Zhongrong International Trust Co., Ltd
Bank Account: ICBC Haikou Haidian Branch
Account No.: 2201020729200412055

6.2 Trustee Fee
Yearly trustee fee is 0.1% of the investment capital balance.
Periodical Trustee Fee= Current Investment balance * 0.1% * periodical investment days / 360

Article VII Trust Benefits Assignment and Payment

7.1 Trust benefits: Balance after all tax and fees which should be bear by the trust property deducted from all trust income. This balance should be assigned to beneficiary. Calculation of trust benefit:

Periodical Trust Benefit (Expected) = Current Trust Income – Current tax and fees born by Trust Property

7.2 Trust Benefits Assignment Account one:
Account Name: ICBC, Private Financial Products, Zhejiang Provincial Branch, Trust Account
Bank: ICBC, Zhejiang Branch,Hangzhou Chengzhan Sub-branch
Account No.: 1202 0277 2990 0188 724

7.3 Trust Benefits Assignment Account two:
Account Name: Other Account Payable Fund Liquidating Fund-Private Financial Product Fees Account
Bank: ICBC, Head Office, Liquidating Centre
Account No.: 0101 0001 1120 0507 816

7.4 Regulatary Account stipulated in <Account Regulation Agreement> (Contract No.: 2013109001021301-02):
Account Name: HainanXiandai Color Printing PackagingCo., Ltd
Bank: ICBC Haikou Haidian Branch
AccountNo.: 2201020719200346060

Article VIII Dispute Settlement

This contract shall be subject to Laws of the People's Republic of China.

Any dispute arising from the performance of this contract may be settled through consultation. If the dispute cannot be resolved through consultation, such dispute shall be resolved by the local court of financier.

Article IX Effectiveness of Contract

This contract shall become effective upon signing by the legal representative, principle officer or authorized representative of Grantor and being affixed with the company chop; and signing by the legal representative, principle officer or authorized representative of Trustee and being affixed with the company chop of Trustee.

Article X Miscellaneous

This contract is made in ten originals and trustee, grantor and beneficiary each holds two copies. Registration authority holds four copies. They are of same validity.

The appendixes confirmed shall become effective and are inseparable parts of the contract.

Appendix I: < Trust Property Management Risk Statement>

Appendix II: < Payment Plan of Expected Trust Income>

Appendix III: < Investment Agreement between Zhongrong International Trust Co., Ltd and Hainan Shiner Industrial co., Ltd on Stock Rights Usufruct> ( contract no.: 2013109001021301-01)

Appendix IV: <Account Regulation Agreement> (contract no.: 2013109001021301-02)

Appendix V: <Trust Capital Bailment Agreement between Zhongrong International Trust Co., Ltd and Hainan Shiner Industrial co., Ltd on Stock Rights Usufruct>(Contract No.:2013109001021301-03)

Appendix VI: <Pledge Contract> (Contract No.: 2013109001021301-03)

Appendix VII: <Pledge Contract> (Contract No.: 2013109001021301-05)

Appendix VIII: <Guaranty Contract> (Contract No.: 2013109001021301-06)

This contract is made by both grantor and trustee and both parties are fully understood all articles of this contract and the trust relationship and related rights, obligation and duties.

Grantor: Hainan Shiny-Day Color Printing Packaging Co., Ltd
Legal Representative or Authorized Representative ( Signature or Chop):

Trustee: Zhongrong International Trust Co., Ltd
Legal Representative or Authorized Representative ( Signature or Chop)

Date:

Appendix II: <Payment Plan of Expected Periodical Trust Income>

As stipulated in < Investment Contract Between Zhongrong International Trust Co., Ltd and Hainan Shiner Industrial Co., Ltd on Stock Rights Usufruct> (Contract No: 2013109001021301-01), the periodical trust incomes of the expected investment amount(total investment is RMB120,000,000.00) below:

	Investment of	Trust Income of
	Period K	Period K
	Interest accrue			Including: Due
	day	Pay day	Due Trust Income Payment	Payment Amount of
Period	(Including due	(Excluding due	by Grantor (RMB) at Period	Investment at Period	Annual Adjustment
K	day)	day)	K	K (RMB)	Amount( if Applicable)
1	Trust Establishment Day	Trust Establishment Day	Based on contract article3.6		Based on contract article3.6
2	Trust Establishment Day	2014-6-21	Based on contract article3.6
3	2014-6-21	2014-9-21	2254000.00	0.00
4	2014-9-21	2014-12-21	2254000.00	0.00
5	2014-12-21	2015-3-21	43567833.33	40000000.00	1342000.00
6	2015-3-21	2015-6-21	1470000.00	0.00
7	2015-6-21	2015-9-21	1502666.67	0.00
8	2015-9-21	2015-12-21	1502666.67	0.00
9	2015-12-21	2016-3-21	Based on contract article 3.6	40000000.00	Based on contract article3.6
10	2016-3-21	2016-6-21	743166.67	0.00
11	2016-6-21	2016-9-21	751333.33	0.00
12	2016-9-21	2016-12-21	751333.33	0.00
13	2016-12-21	2017-3-21	743166.67	0.00
14	2017-3-21	Trust termination day	Based on contract article3.6	40000000.00
Remark:	1 Expected Due Payment Amount of Trust Income at Period K = Current Investment Balance * 7.35%
	*periodical investment days / 360 + Due Payment Amount of Investment at Period K + Annual Adjustment
	Amount (if Applicable)
	2 Interest accrue days of every Period starts from the first day of Period K and the last day is excluded. Periodical Investment days includes the due day and the last day is excluded.

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